UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 15, 2005

LIQUIDMETAL TECHNOLOGIES, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-31332	33-0264467
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

25800 Commercentre Dr., Suite 100

Lake Forest, CA 92630

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (949) 206-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Appointment of Principal Officers / Departure of Principal Officers.

The following information is being furnished under Item 5.02 of Form 8-K: Press release, dated April 15, 2005, by Liquidmetal Technologies, Inc. announcing the election of Young J. Ham as Chief Financial Officer (CFO).  Mr. Ham’s terms of employment as CFO will be for 3 years at an annual salary of $150,000.  A copy of this press release is attached as Exhibit 99.1 to this Form 8-K.

Tony Chung, former Vice President of Finance, has stepped down as the principal financial officer and has been appointed as Vice President of Operations.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

LIQUIDMETAL TECHNOLOGIES, INC.

	By:	/s/ John Thorne
John Thorne
President and Chief Executive Officer

Date: April 15, 2005

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated April 15, 2005.